[LIBERTY LOGO]


                   LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A
                      STEIN ROE CAPITAL OPPORTUNITIES FUND




                                SEMIANNUAL REPORT
                                 MARCH 31, 2001

CONTENTS
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE.........................................      1
 Stephen E. Gibson's thoughts on the market and investing

PORTFOLIO MANAGERS' REPORT..................................      2

 An interview with the fund's portfolio managers

HIGHLIGHTS..................................................      4

PERFORMANCE SUMMARY.........................................      5

PORTFOLIO OF INVESTMENTS....................................      6
 A complete list of investments with market values

FINANCIAL STATEMENTS........................................      9

 Statements of assets and liabilities, operations, changes in net assets and cash flows

NOTES TO FINANCIAL STATEMENTS...............................     12

FINANCIAL HIGHLIGHTS........................................     15

 Selected per-share data and ratios to average net assets

                Must be Preceded or Accompanied by a Prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

By any measure, the US stock market presented investors with a challenge during the past six months. With economic conditions deteriorating rapidly, mid-cap stocks that led the market last summer performed poorly, and even those midcap stocks most recently preferred by investors have provided little opportunity for positive results. Against this volatile backdrop, Liberty Capital Opportunities Fund Class A's six-month return was disappointing, although not completely unexpected.

      The upheaval in the markets was a fresh reminder why basic principles like a clear objective, a long-term perspective and diversification are key to investment success. Historically, stock market advances have overcome short-term setbacks. Stocks have also outperformed both bonds and cash over the long term.

      Your fund's portfolio managers, Steve Hayward and David Brady, exhibited just this type of patience during the period. Even as strong market rotation favored undervalued stocks and punished many growth stocks, they continued to search out stocks of mid-sized companies which they believed to have above-average potential to grow over the long run -- in other words, the best growth stocks they could find. This strategy has helped the fund's class A shares achieve average annual total returns of 12.44% without a sales charge over the last ten years. We believe that remaining true to this approach will be the key to strong results in the future as well.

      As always, we thank you for choosing Liberty Capital Opportunities Fund and giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
May 10, 2001

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

Liberty Capital Opportunities Fund Class A performed poorly during the six months ended March 31, 2001. Class A shares of the fund had a total return of negative 38.22% without a sales charge. These results were well below the negative 14.21% total return for the fund's benchmark, the Standard & Poor's MidCap 400 Index. To some extent, we attribute this to a growing disparity between the composition of the index and the fund's focus. To a greater extent, the significant underperformance was caused by the fund's high weighting in technology stocks.

THE MID-CAP MARKET IN PERSPECTIVE
Standard & Poor's Corporation (S&P) adjusted the composition of the S&P MidCap 400 Index in mid-2000. Because they had moved up in capitalization during the bull market of the late 1990s, S&P removed several technology companies from the index. At the same time, S&P added a number of nonbank financial and utilities stocks, resulting in larger-than-normal weightings for these two inherently defensive, value-oriented industries. In the end, the index had more of a value bias than in the past. This change to the index boosted the index's total return for the past six months, because value stocks led the mid-cap market during the period.
      As an aggressive growth fund, Liberty Capital Opportunities Fund seeks to invest in unique mid-sized companies, regardless of industry, provided they are capable of producing 15% to 20% earnings growth per year. We remained true to that approach, despite the unfavorable economic and market conditions.

TOUGH TIMES FOR TECHNOLOGY
Technology stocks took a drubbing during the period and were the single largest reason for the fund's underperformance. The downturn was due to several factors. A slowing economy reduced demand as companies turned cautious about capital spending. Many businesses spent heavily on technology while preparing for Y2K and will not need to purchase new equipment again for several years. In addition, the growing number of failed Internet companies gave investors pause.
      The fund had an above average weighting in technology and, to a lesser extent, biotechnology as the period began. Over the course of the six months, we divested some of the more downtrodden tech stocks, trimming technology to less than 15% of the total portfolio, and shifted our focus in this area. We emphasized companies like Fiserv, a leading provider of data processing and information-management services to financial institutions. Fiserv (2.7% of net assets) has a client base of more than 5,000 companies and receives a steady stream of revenue from transactions services and software development. We believe it may hold up better than most technology stocks under the scrutiny of investors looking for relatively predictable, consistent earnings.

A MOVE TO MORE HIGHLY PREDICTABLE, CONSISTENT COMPANIES
With the US economy slowing dramatically, investors sought "safe havens" during the period -- that is, stocks with a greater probability of meeting earnings projections in a weak economy. More defensive areas like consumer cyclicals and utilities moved to the forefront of the market.
      During the period, we found several new stocks that fit the fund's criteria, including a number in these better-performing areas of the market. For instance, we created or increased positions in consumer staples, cyclicals, energy and health care companies with relatively consistent earnings. Our holdings of recreational businesses Carnival and International Speedway (1.7% and 2.0% of net assets, respectively) performed well during the period. Carnival is best known for its multiple-night cruises. International Speedway promotes motor sports and owns numerous speedways and raceways nationwide.

A CHOPPY MARKET AHEAD
As long as the economy remains sluggish, we expect investors to continue to favor stocks with relatively dependable earnings. We also believe that the problems plaguing the technology sector, such as large and growing inventories, may not be resolved for some time. It adds up to an uneven, even skittish market, in our estimation. Despite this, we believe we will have little difficulty identifying unique companies that meet our investment criteria. We have been finding these stocks in areas as varied as technology, pharmaceuticals, consumer staples, financial services and retailing, so we expect the portfolio may become an increasingly eclectic mix in the coming months.


LOGO                     LOGO
Steve Hayward            David P. Brady

STEVE HAYWARD and DAVID P. BRADY have managed the fund since 1999. Mr. Hayward earned a BA degree from North Park College and an MBA degree in finance from Loyola University. Mr. Brady holds a BS degree in finance, graduating magna cum laude from the University of Arizona, and an MBA degree from the University of Chicago.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Mid-cap stocks are more volatile than stocks of larger companies.

BOUGHT
In the past two years, Calpine (2.0% of net assets) has become a leading low-cost supplier of electrical power in the western United States, especially California. The company has done an exceptional job of building new plants that operate efficiently and pollute less than its competitors' facilities. Calpine is one of the companies that the State of California tapped for more power to solve its recent energy-supply problems, which has helped it to achieve a significant price gain in recent months.

SOLD
Alza, a pharmaceutical-products producer, had been part of the fund's portfolio for several years when it was acquired by Johnson & Johnson (J&J) and its stock swapped for J&J stock. We then sold the J&J stock at a profit. J&J is a large-capitalization company, so the new stock did not fit our strict medium-capitalization criteria. What's more, we did not believe that J&J had the same above-average growth potential as Alza had prior to the acquisition.

HIGHLIGHTS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                          Periods ended March 31, 2001

                         Six Months (Cumulative)         One Year              Five Years             Ten Years
                         -----------------------   --------------------   --------------------   --------------------
                                        Without                 Without                Without                Without
                         With Sales      Sales     With Sales    Sales    With Sales    Sales    With Sales    Sales
                           Charge        Charge      Charge     Charge      Charge     Charge      Charge     Charge
                         -----------    --------   ----------   -------   ----------   -------   ----------   -------
Liberty Capital
  Opportunities Fund
  Class A                  -41.78%       -38.22%     -42.82%    -39.33%      0.83%      2.03%      11.78%      12.44%

Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

GROWTH OF A $10,000 INVESTMENT 3/31/91--3/31/01
--------------------------------------------------------------------------------

[MOUNTAIN CHART:]
LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A

                                       CLASS A WITHOUT SALES      S&P MIDCAP 400      MORNINGSTAR MID-CAP     CLASS A WITH SALES
                                              CHARGE                  INDEX             GROWTH CATEGORY             CHARGE
                                       ---------------------      --------------      -------------------     ------------------
3/31/91                                         10000                  10000                  10000                   9425
04/30/91                                         9870                   9997                 9891.2                9302.48
05/31/91                                      10456.3                10457.9                10418.5                9855.04
06/30/91                                      10087.2                 9926.6                9809.23                9507.16
07/31/91                                      10948.6                10524.2                  10432                10319.1
08/31/91                                      11400.8                10907.3                10873.8                10745.3
09/30/91                                      11421.3                10872.4                10889.6                10764.6
10/31/91                                      11535.5                11462.7                11244.8                10872.2
11/30/91                                      11593.2                10917.1                10834.8                10926.6
12/31/91                                      13033.1                12207.5                12225.9                12283.7
01/31/92                                        12934                12423.6                  12521                12190.3
02/29/92                                      13090.5                12621.1                12705.6                12337.8
03/31/92                                      12378.4                12145.3                12094.2                11666.7
04/30/92                                      11864.7                12000.8                11636.6                11182.5
05/31/92                                      12068.8                12114.8                11672.2                11374.8
06/30/92                                      11692.2                11768.3                11164.2                11019.9
07/31/92                                        12174                  12352                11604.1                  11474
08/31/92                                      11937.8                12056.8                11300.8                11251.4
09/30/92                                      12104.9                12225.6                  11563                11408.9
10/31/92                                      12476.5                12517.8                12050.9                11759.1
11/30/92                                      13313.7                13217.5                12925.8                12548.2
12/31/92                                        13347                13660.3                13319.3                12579.5
01/31/93                                        13694                13831.1                13555.9                12906.6
02/28/93                                      13001.1                13637.4                12968.8                12253.5
03/31/93                                      13484.7                14107.9                13432.6                12709.4
04/30/93                                      12927.8                13738.3                12982.7                12184.5
05/31/93                                      14124.9                14364.8                13764.3                13312.7
06/30/93                                      14314.2                14436.6                13890.9                13491.1
07/31/93                                      14587.6                14409.2                13946.2                13748.8
08/31/93                                      15427.9                15004.3                  14679                14540.8
09/30/93                                      16220.8                15163.3                15157.1                15288.1
10/31/93                                      16546.9                15213.3                15281.7                15595.4
11/30/93                                      16247.4                14877.1                14789.7                15313.2
12/31/93                                      17020.8                15567.4                15423.5                16042.1
01/31/94                                      17083.7                15930.1                15845.4                16101.4
02/28/94                                      17121.3                15703.9                15768.7                16136.8
03/31/94                                      16107.7                14976.8                14888.2                15181.5
04/30/94                                      16186.7                15087.7                14892.6                15255.9
05/31/94                                      15903.4                14944.3                14635.1                  14989
06/30/94                                      15089.1                14430.2                13953.1                14221.5
07/31/94                                      15588.6                14919.4                  14269                14692.3
08/31/94                                      16555.1                15701.2                15214.5                15603.2
09/30/94                                      16596.5                15407.6                15222.9                15642.2
10/31/94                                      16989.8                15575.5                15566.2                16012.9
11/30/94                                      16379.9                14873.1                14972.3                  15438
12/31/94                                        17022                15009.9                15251.2                16043.2
01/31/95                                        16770                15167.5                15100.2                15805.8
02/28/95                                      17705.8                15962.3                15770.2                16687.7
03/31/95                                      18405.2                16224.1                16328.5                17346.9
04/30/95                                        18326                16564.8                16492.5                17272.3
05/31/95                                      18315.1                  16964                16795.7                17261.9
06/30/95                                      20130.1                17654.4                17998.5                18972.6
07/31/95                                      21539.2                18572.5                19447.4                20300.7
08/31/95                                        21634                18919.8                  19699                  20390
09/30/95                                      22810.8                19377.6                20280.3                21499.2
10/31/95                                      23020.7                18879.6                19866.2                  21697
11/30/95                                      24388.1                19704.7                20564.9                22985.8
12/31/95                                      25661.2                19655.4                20652.1                24185.7
01/31/96                                      26310.4                19940.4                20775.4                24797.6
02/29/96                                      27739.1                20618.4                  21639                26144.1
03/31/96                                        29212                20865.8                22010.1                27532.3
04/30/96                                        32180                21502.2                23538.5                30329.6
05/31/96                                        33863                21792.5                24437.7                31915.8
06/30/96                                      33226.3                21465.6                23512.2                31315.8
07/31/96                                      29358.8                20012.4                21275.3                27670.7
08/31/96                                      31281.8                21167.1                22569.7                29483.1
09/30/96                                      34119.1                  22090                24157.7                32157.2
10/31/96                                      32249.3                  22154                23602.5                  30395
11/30/96                                      32139.7                23401.3                24458.4                30291.7
12/31/96                                      30899.1                  23427                24262.2                29122.4
01/31/97                                      32252.5                24305.6                25153.8                  30398
02/28/97                                      29240.1                24106.3                23815.4                27558.8
03/31/97                                      25228.4                23079.3                  22271                23777.7
04/30/97                                        25801                23677.1                22439.8                24317.5
05/31/97                                      29418.3                25746.5                24913.8                27726.8
06/30/97                                      30615.7                26469.9                  25924                28855.3
07/31/97                                      31714.8                29090.5                28059.9                29891.2
08/31/97                                      30592.1                29055.6                27961.7                  28833
09/30/97                                      31987.1                30726.2                  29959                30147.8
10/31/97                                      30755.6                29389.7                28416.1                28987.1
11/30/97                                      30998.5                29824.6                28199.6                29216.1
12/31/97                                      32802.6                30981.8                28509.8                30916.5
01/31/98                                      32330.3                30393.2                  28144                30471.3
02/28/98                                      35055.7                32909.7                30649.7                  33040
03/31/98                                      36903.2                34393.9                32184.9                34781.2
04/30/98                                        35881                35023.4                32508.7                33817.8
05/31/98                                      34582.1                33447.3                30817.3                32593.6
06/30/98                                      37078.9                  33658                32221.3                34946.9
07/31/98                                        33549                32352.1                30604.1                31619.9
08/31/98                                      26007.2                26331.4                24477.8                24511.8
09/30/98                                      27754.8                28788.1                26316.8                26158.9
10/31/98                                      27535.6                31361.7                27608.4                25952.3
11/30/98                                      28832.5                32926.7                29704.4                27174.6
12/31/98                                      32272.2                36904.2                33337.9                30416.6
01/31/99                                      32711.1                35468.6                34577.1                30830.2
02/28/99                                      29973.2                33610.1                32308.8                28249.8
03/31/99                                        31379                34551.2                34563.3                29574.7
04/30/99                                      32094.4                37273.8                35981.1                  30249
05/31/99                                      31532.7                37437.8                  35844                29719.6
06/30/99                                      33345.9                  39437                38547.4                31428.5
07/31/99                                      32115.4                38600.9                  38323                30268.8
08/31/99                                        31290                37280.8                38316.5                29490.9
09/30/99                                      31477.8                36128.8                38736.8                29667.8
10/31/99                                      32862.8                37971.4                  41940                30973.2
11/30/99                                      37269.7                39964.9                46699.8                35126.7
12/31/99                                      45282.7                42338.8                55209.9                42678.9
01/31/00                                      45305.3                41144.8                54541.8                42700.3
02/29/00                                      53455.8                  44025                66997.5                50382.1
03/31/00                                      53231.3                47709.9                64854.3                50170.5
04/30/00                                      47945.4                46044.8                58639.3                45188.5
05/31/00                                      44440.6                45469.2                54284.7                41885.3
06/30/00                                      48591.3                46137.6                61144.7                45797.3
07/31/00                                      49645.8                46866.6                58955.7                45783.6
08/31/00                                      54228.1                52101.6                66400.1                51094.5
09/30/00                                      52319.2                51747.3                  64179                49275.5
10/31/00                                      48824.3                49993.1                59570.9                45974.1
11/30/00                                      39401.2                46218.6                48645.6                37091.9
12/31/00                                      40173.5                49754.3                51479.7                37792.9
01/31/01                                      42479.4                50863.8                52745.1                39996.2
02/28/01                                      36532.3                47959.5                  45086                34388.8
03/31/01                                        32303                44396.1                39913.3                  30445

Liberty Capital Opportunities Fund Class A is a class of Stein Roe Capital Opportunities Fund (the "fund"), a series of Liberty-Stein Roe Funds Investment Trust. The fund also offers class S shares. Performance highlights for the fund's class S shares are presented in a separate semiannual report.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment returns. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares. Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the fund's class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These class S share returns are not restated to reflect any expense differential between class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P MidCap 400 Index is an unmanaged group of stocks that differs from the composition of the fund, is not available for direct investment, and does not include sales charges.

The fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Averages.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

                              As of March 31, 2001

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

Kohl's                                           4.7
Harley-Davidson                                  3.4
Express Scripts                                  3.3
Four Seasons Hotels                              3.0
Bed Bath & Beyond                                3.0
Fiserv                                           2.7
SunGard Data Systems                             2.6
MGIC Investment Corporation                      2.6
Tribune                                          2.5
Bear Stearns                                     2.4

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.

--------------------------------------------------------------------------------

[BAR CHART:]

TOP FIVE SECTORS

MARCH 31, 2001
--------------
Consumer Cyclical                                                                28.7
Consumer Staples                                                                 18.8
Technology                                                                       14.1
Financials                                                                        8.9
Health Care                                                                       8.6

Sector breakdowns are calculated as a percentage of equity market value. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
March 31, 2001
(unaudited, in thousands)

COMMON STOCKS - 96.3%                                           SHARES      VALUE
-----------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 5.6%
DATA PROCESSING SERVICES - 2.7%
Fiserv, Inc. (a)............................................        200    $  8,987
                                                                           --------
DIVERSIFIED COMMERCIAL SERVICES - 2.1%
Edison Schools, Inc. (a)....................................        100       2,025
IMS Health, Inc. ...........................................        200       4,980
                                                                           --------
                                                                              7,005
                                                                           --------
EMPLOYMENT SERVICES - 0.8%
Robert Half International, Inc. (a).........................        125       2,794
                                                                           --------
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 13.5%
HOTELS - 3.0%
Four Seasons Hotels, Inc. ..................................        200       9,898
                                                                           --------
LEISURE FACILITIES - 3.6%
Carnival Corp. .............................................        200       5,534
International Speedway Corp. Class A........................        175       6,486
                                                                           --------
                                                                             12,020
                                                                           --------
LEISURE PRODUCTS - 1.2%
Callaway Golf Co. ..........................................        175       3,887
                                                                           --------
MOTORCYCLE MANUFACTURERS - 3.4%
Harley-Davidson, Inc. ......................................        300      11,385
                                                                           --------
RESTAURANTS - 2.3%
Starbucks Corp. (a).........................................        175       7,426
                                                                           --------
-----------------------------------------------------------------------------------
CONSUMER STAPLES - 7.8%
FOOD, BEVERAGES & TOBACCO - 3.6%
Constellation Brands, Inc. Class A (a)......................        101       7,189
Suiza Foods Corp. (a).......................................        100       4,809
                                                                           --------
                                                                             11,998
                                                                           --------
HOUSEHOLD & PERSONAL PRODUCTS - 4.2%
Steiner Leisure Ltd. (a)....................................        400       6,575
The Estee Lauder Companies, Inc. ...........................        200       7,284
                                                                           --------
                                                                             13,859
                                                                           --------
-----------------------------------------------------------------------------------
ENERGY - 6.5%
OIL & GAS EQUIPMENT & SERVICES - 2.1%
Smith International, Inc. ..................................        100       7,020
                                                                           --------
OIL & GAS EXPLORATION & PRODUCTS - 4.4%
Apache Corp. ...............................................        125       7,201
Devon Energy Corp. .........................................        125       7,275
                                                                           --------
                                                                             14,476
                                                                           --------
-----------------------------------------------------------------------------------
FINANCIALS - 8.5%
DIVERSIFIED FINANCIAL SERVICES - 5.9%
Bear Stearns Cos., Inc. ....................................        175       8,004
Investors Financial Services Corp. .........................        125       7,328
Raymond James Financial, Inc. ..............................        150       4,170
                                                                           --------
                                                                             19,502
                                                                           --------
-----------------------------------------------------------------------------------

See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
CONTINUED

                                                                SHARES      VALUE
-----------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 2.6%
MGIC Investment Corp. ......................................        125    $  8,552
                                                                           --------
-----------------------------------------------------------------------------------
HEALTH CARE - 8.4%
HEALTH CARE DISTRIBUTORS & SERVICES - 3.3%
Express Scripts, Inc. Class A (a)...........................        125      10,835
                                                                           --------
HEALTH CARE EQUIPMENT - 1.8%
Biomet, Inc. ...............................................        150       5,909
                                                                           --------
HEALTH CARE FACILITIES - 1.1%
Health Management Associates, Inc., Class A (a).............        225       3,499
                                                                           --------
PHARMACEUTICALS - 2.2%
Forest Laboratories, Inc. (a)...............................        125       7,405
                                                                           --------
-----------------------------------------------------------------------------------
INDUSTRIAL - 5.5%
ELECTRIC COMPONENTS & EQUIPMENT  - 1.5%
Molex, Inc., Class A........................................        175       4,867
                                                                           --------
HEAVY ELECTRIC EQUIPMENT - 0.3%
Spectrasite Holdings, Inc. (a)..............................        225         970
                                                                           --------
INDUSTRIAL MACHINERY - 1.6%
Mettler-Toledo International, Inc. (a)......................        125       5,145
                                                                           --------
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Fastenal Co. ...............................................        125       6,813
                                                                           --------
-----------------------------------------------------------------------------------
MEDIA - 9.3%
BROADCASTING & CABLE - 6.9%
Cox Radio, Inc. Class A (a).................................        150       3,152
Hispanic Broadcasting Corp. (a).............................        300       5,730
USA Networks, Inc. (a)......................................        300       7,181
Univision Communications, Inc. Class A (a)..................        175       6,678
                                                                           --------
                                                                             22,741
                                                                           --------
PUBLISHING & PRINTING - 2.4%
Tribune Co. ................................................        200       8,148
                                                                           --------
-----------------------------------------------------------------------------------
RETAILING - 9.8%
DEPARTMENT STORES - 4.6%
Kohl's Corp. (a)............................................        250      15,423
                                                                           --------
GENERAL MERCHANDISE STORES - 0.5%
Dollar General Corp. .......................................         80       1,635
                                                                           --------
SPECIALTY STORES - 4.7%
Bed Bath & Beyond, Inc. (a).................................        400       9,825
Tiffany & Co. ..............................................        200       5,450
                                                                           --------
                                                                             15,275
                                                                           --------
-----------------------------------------------------------------------------------
SOFTWARE & SERVICES - 4.7%
APPLICATIONS SOFTWARE - 0.4%
Rational Software Corp. (a).................................         75       1,331
                                                                           --------
INTERNET SOFTWARE & SERVICES - 1.5%
Sanmina Corp. (a)...........................................        250       4,891
                                                                           --------
TECHNOLOGY SERVICES - 2.8%
Safeguard Scientifics, Inc. (a).............................        125         699
SunGard Data Systems, Inc. (a)..............................        175       8,615
                                                                           --------
                                                                              9,314
                                                                           --------
-----------------------------------------------------------------------------------

See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
CONTINUED

                                                                SHARES      VALUE
-----------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 9.0%
SEMICONDUCTOR EQUIPMENT - 1.5%
Novellus Systems, Inc. (a)..................................        125    $  5,070
                                                                           --------
SEMICONDUCTORS - 2.4%
Altera Corp. (a)............................................        175       3,752
Flextronics International Ltd. (a)..........................        275       4,125
                                                                           --------
                                                                              7,877
                                                                           --------
TELECOMMUNICATIONS EQUIPMENT - 5.1%
Comverse Technology, Inc. (a)...............................        110       6,478
Scientific-Atlanta, Inc. ...................................        125       5,199
Tellabs, Inc. (a)...........................................        125       5,086
                                                                           --------
                                                                             16,763
                                                                           --------
-----------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.4%
INTEGRATED TELECOM SERVICES - 0.3%
XO Communications, Inc. Class A (a).........................        150       1,050
                                                                           --------
WIRELESS TELECOM SERVICES - 1.1%
Crown Castle International Corp. (a)........................        250       3,703
                                                                           --------
-----------------------------------------------------------------------------------
TRANSPORTATION - 1.9%
AIR FREIGHT & COURIERS - 1.9%
Expeditors International Washington, Inc. ..................        125       6,305
                                                                           --------
-----------------------------------------------------------------------------------
UTILITIES - 4.4%
ELECTRIC UTILITIES - 2.0%
Calpine Corp. (a)...........................................        123       6,746
                                                                           --------
GAS UTILITIES - 2.4%
Kinder Morgan, Inc. ........................................        150       7,980
                                                                           --------
TOTAL COMMON STOCKS
  (cost of $315,226)........................................                318,504
                                                                           --------
BONDS & NOTES - 0.7%                                                PAR
-----------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
U.S. Treasury Notes:
  6.50% 2/28/02.............................................    $   400         408
  7.50% 5/15/02.............................................      2,000       2,072
                                                                           --------
TOTAL BONDS & NOTES
  (cost of $2,437)..........................................                  2,480
                                                                           --------
TOTAL INVESTMENTS
  (cost of $317,663) (b)....................................                320,984
                                                                           --------
SHORT-TERM OBLIGATIONS - 3.6%
-----------------------------------------------------------------------------------
COMMERCIAL PAPER
UBS Financial,
  5.40% (c) 4/2/01..........................................     11,860      11,858
                                                                           --------
OTHER ASSETS & LIABILITIES, NET - (0.6)%....................                 (1,949)
                                                                           --------
NET ASSETS - 100.0%.........................................               $330,893
                                                                           ========

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at time of purchase.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
MARCH 31, 2001 (UNAUDITED)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $317,663)........................            $320,984
Short-term obligations......................................              11,858
                                                                        --------
                                                                         332,842
Cash........................................................  $    5
Receivable for:
  Investments sold..........................................   1,718
  Fund shares sold..........................................     636
  Interest..................................................      59
  Dividends.................................................      35
Other.......................................................      21       2,474
                                                              ------    --------
Total Assets................................................             335,316
LIABILITIES
Payable for:
  Fund shares purchased.....................................     974
  Investments purchased.....................................   2,928
Accrued:
  Management fee............................................     226
  Transfer agent fee........................................      24
  Administration fee........................................      48
  Bookkeeping fee...........................................       3
Other.......................................................     220
                                                              ------
  Total Liabilities.........................................               4,423
                                                                        --------
NET ASSETS..................................................            $330,893
                                                                        ========
Class A
  Net asset value and redemption price per share ($1/(a))...            $  21.83(b)
                                                                        --------
  Maximum offering price per share ($21.83/0.9425)..........            $  23.16(c)
                                                                        --------
Class S
  Net asset value, redemption and offering price per share
     ($330,892/15,126)......................................            $  21.88
                                                                        --------
COMPOSITION OF NET ASSETS
Capital paid in.............................................            $321,925
Accumulated net investment loss.............................              (1,757)
Accumulated net realized gain...............................               7,404
Net unrealized appreciation.................................               3,321
                                                                        --------
                                                                        $330,893
                                                                        ========

(a) Rounds to less than one.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c) On sales of $50,000 or more the offering price is reduced.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
(In thousands)

INVESTMENT INCOME
Interest....................................................               $     586
Dividends...................................................                     345
                                                                           ---------
     Total Investment Income................................                     931
EXPENSES
Management fee..............................................  $   1,647
12b-1 Service fee...........................................         (a)
Distribution fee............................................         (a)
Transfer agent..............................................        537
Administration fee..........................................        329
Bookkeeping fee.............................................         17
Custodian fee...............................................          6
Trustees' fee...............................................         11
Audit fee...................................................         11
Legal fee...................................................          7
Registration fee............................................         17
Reports to shareholders.....................................         29
Other.......................................................         81
                                                              ---------
                                                                  2,692
Fees and expenses waived or borne by the
Distributor -- Class A......................................         (a)
Custodian credits earned....................................         (4)
                                                              ---------
                                                                     (4)       2,688
                                                                           ---------
  Net Investment Loss.......................................                  (1,757)
                                                                           ---------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments...............................................      7,741
  Closed futures contracts..................................        313
                                                              ---------
                                                                               8,054
                                                                           ---------
Net change in unrealized appreciation/depreciation during
  the period................................................                (218,604)
                                                                           ---------
  Net Loss..................................................                (210,550)
                                                                           ---------
Decrease in Net Assets from Operations......................               $(212,307)
                                                                           =========

(a) Rounds to less than one.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                 ENDED        YEAR ENDED
                                                               MARCH 31,     SEPTEMBER 30,
                                                                 2001           2000(A)
INCREASE (DECREASE) IN NET ASSETS                             -----------    -------------
OPERATIONS:
Net investment loss.........................................   $  (1,757)      $  (4,872)
Net realized gain...........................................       8,054         164,136
Net change in unrealized appreciation/depreciation..........    (218,604)         92,469
                                                               ---------       ---------
  Net Increase (Decrease) from Operations...................    (212,307)        251,733
Distributions:
From net realized gains - Class A...........................          (b)             --
From net realized gains - Class S...........................     (73,408)        (53,552)
                                                               ---------       ---------
                                                                (285,715)        198,181
                                                               ---------       ---------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A..........................           1               1
Value of distributions reinvested - Class A.................          (b)             --
Cost of shares repurchased - Class A........................          (b)             --
                                                               ---------       ---------
                                                                       1               1
                                                               ---------       ---------
Receipts for shares sold - Class S..........................     223,321         764,687
Value of distributions reinvested - Class S.................      68,873          49,654
Cost of shares repurchased - Class S........................    (239,671)       (859,786)
                                                               ---------       ---------
                                                                  52,523         (45,445)
                                                               ---------       ---------
  Net Increase from Fund Share Transactions.................      52,524         (45,444)
                                                               ---------       ---------
     Total Increase (Decrease)..............................    (233,191)        152,737
NET ASSETS
Beginning of period.........................................     564,084         411,347
                                                               ---------       ---------
End of period (including accumulated net investment loss of
  $1,757 and $0, respectively)..............................   $ 330,893       $ 564,084
                                                               ---------       ---------
NUMBER OF FUND SHARES
Sold - Class A..............................................          (b)             (b)
Issued for distributions reinvested - Class A...............          (b)             --
                                                               ---------       ---------
                                                                      (b)             (b)
                                                               ---------       ---------
Sold - Class S..............................................       7,341          20,076
Issued for distributions reinvested - Class S...............       2,414           1,581
Repurchased - Class S.......................................      (7,983)        (22,664)
                                                               ---------       ---------
                                                                   1,772          (1,007)
                                                               ---------       ---------

(a) Class A shares were initially offered on July 31, 2000.
(b) Rounds to less than one.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2001

NOTE 1. ORGANIZATION

Liberty Capital Opportunities Fund -- Class A and Stein Roe Capital Opportunities Fund -- Class S (collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares as described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate semi-annual report.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

      Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A 12b-1 service fee and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      Class A net investment income per share data reflects the service fee per share applicable to Class A shares.

      Class A's ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the period by the service fee applicable to Class A shares.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.
 12

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe & Farnham, Inc. (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee as follows:

                                             ANNUAL
AVERAGE NET ASSETS                          FEE RATE
------------------                          --------
First $500 million......................       0.75%
Next $500 million.......................       0.70%
Next $500 million.......................       0.65%
Over $1.5 billion.......................       0.60%

ADMINISTRATION FEE

The Advisor also provides accounting and other services for a monthly fee as follows:

                                             ANNUAL
AVERAGE NET ASSETS                          FEE RATE
------------------                          --------
First $500 million......................      0.150%
Next $500 million.......................      0.125%
Over $1 billion.........................      0.100%

BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are computed at an annual rate of 0.236% of the average daily net assets attributable to Class A shares. Transfer agent fees for Class S shares are described in the Fund's Class S prospectus.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2001, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares.
      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of Class A's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $350,132,291 and $383,156,986.

      Unrealized appreciation (depreciation) for the six months ended March 31, 2001 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation........    $27,089,289
Gross unrealized depreciation........    (23,768,049)
                                         -----------
     Net unrealized appreciation.....    $ 3,321,240
                                         -----------

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

      The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

(3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively.

Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the six months ended March 31, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the six month period were $16,446.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIBERTY CAPITAL OPPORTUNITIES FUND -- CLASS A

                                                                  (UNAUDITED)
                                                                   SIX MONTHS          PERIOD
                                                                     ENDED              ENDED
                                                                   MARCH 31,        SEPTEMBER 30,
                                                                      2001             2000(a)
                                                                ----------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $          42.21    $       39.22
                                                                ----------------    -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c).........................               (0.12)           (0.09)
Net realized and unrealized gain (loss).....................              (14.72)            3.08
                                                                ----------------    -------------
Total from Investment Operations............................              (14.84)            2.99
                                                                ----------------    -------------
DISTRIBUTIONS
Net realized capital gains..................................               (5.54)              --
                                                                ----------------    -------------
Total Distributions.........................................               (5.54)              --
                                                                ----------------    -------------
NET ASSET VALUE, END OF PERIOD..............................    $          21.83    $       42.21
                                                                ----------------    -------------
Total Return (d)(e)(f)......................................              (38.22)%          7.62%
                                                                ----------------    -------------
RATIO TO AVERAGE NET ASSETS
Expenses (g)(h).............................................               1.47%(c)         1.56%(c)
Net investment loss (g)(h)..................................               (1.05)%(c)         (1.28)%(c)
Portfolio turnover rate (e).................................                 81%             119%
Net Assets, at end of period (000)..........................    $              1    $           1

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Net of fees waived or reimbursed by affiliates if applicable.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Had the affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

 TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, US Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBOLD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Capital Opportunities Fund Class A is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Capital Opportunities Fund Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Capital Opportunities Fund Class A

                               GIVE ME LIBERTY.(R)


LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE


At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. Liberty offers a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.




LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.




Liberty Capital Opportunities Fund Class A   SEMIANNUAL REPORT, MARCH 31, 2001

[LIBERTY LETTERHEAD]


                                                            PRSRT STD
                                                          U.S. POSTAGE
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                                                          Holliston, MA
                                                          PERMIT NO. 20



                                             720-03/439F-0301 (4/01) 01/882